EXHIBIT 10.246

                FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT


       This First Amendment to Note Purchase Agreement (this "First Amendment") is made and entered into as of this 1st day of February, 2000 between RBF EXPLORATION CO., a Nevada corporation (the "Company") and the PURCHASER which is a signatory hereto (the "Purchaser").

      In consideration of the mutual covenants and agreements herein contained and subject to the satisfaction of the conditions set out in
Article 3 below, the Purchaser and the Company agree that the Note Purchase Agreement, as hereinafter defined, pursuant to Section 9.1 thereof (with the consent of Chase Bank of Texas, National Association, as Trustee, Travelers Casualty and Surety Company of America, a Connecticut corporation, and American Home Assurance Company, a New York corporation), is hereby amended as follows:

                                 ARTICLE 1

      Section 1.01 Specific Terms Defined . As used in this First Amendment, the term "Note Purchase Agreement" shall mean the Note Purchase Agreement (Deepwater Nautilus) dated as of August 12, 1999 among the Company and the Purchaser, as the same may from time to time be further amended, modified or supplemented, and the term "Transaction Documents" shall have the meaning set forth in the Supplemental Indenture.

      Section 1.02 Other Terms Defined . Capitalized terms used, but not defined, in this First Amendment shall have the same meaning as set forth in the Note Purchase Agreement.

       Section  1.03    Amended  Definitions.   The  following  definitions
contained in Schedule B of the Note Purchase Agreement are hereby amended and restated in its entirety to read as follows:

      "First Preferred Ship Mortgage" means the First Naval Mortgage of the Drilling Rig, in the form of Exhibit A to the First Amendment, to be dated on the Rig Acceptance Date, from the Independent Owner to the Trustee.

      "Rig Acceptance Date" means the date the Drilling Rig is accepted for delivery by the Independent Owner pursuant to the Construction Contract.

      Section 1.04 Deleted Definitions. The following definition is deleted from Schedule B of the Note Purchase Agreement:

      "Majority  Holders" shall have the meaning set  forth  in  the  Trust
Indenture.

      Section 1.05 New Definitions . The following definitions are added to Schedule B of the Note Purchase Agreement:

     "First Amendment" means the First Amendment to Note Purchase Agreement between the Company and the Purchaser thereto dated as of February 1, 2000.

       "Independent Owner" shall have the meaning set forth in the Supplemental Indenture.

       "Supplemental  Indenture"  means  the  Supplemental  Indenture   and
Amendment dated as of February 1, 2000 among the Company, the Independent Owner and the Trustee.

                                 ARTICLE 2

     Section 2.01 Representations and Warranties. Section 5.25(b) of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following Section 5.25(b):

                "On the Rig Acceptance Date, (a) the Drilling Rig will be provisionally registered in the name of the Independent Owner under the laws of the Republic of Panama, and no other filing, recordation or registration of any other document or instrument will be necessary in order to establish the Independent Owner's good and valid title to the Drilling Rig; provided that, within six months of the Rig Acceptance Date, title to the Drilling Rig must be permanently registered in the Public Registry Office of the Republic of Panama and (b) all filings necessary or desirable to perfect the first Lien and security interest of the Trustee under the Trust Indenture and the First Preferred Ship Mortgage in the Trust Estate as against creditors of and purchasers from the Independent Owner will have been duly made, and the Trust Indenture and the First Preferred Ship Mortgage will create valid and perfected first priority liens and security interests in the Trust Estate, effective as against creditors of and purchasers from the Independent Owner, securing all obligations secured thereby; provided that within six months of the Rig Acceptance Date, such ship mortgage must be permanently registered at the Public Registry Office of the Republic of Panama."

                                 ARTICLE 3

      Section 3.01 Conditions . This First Amendment shall be effective as against the Purchaser upon receipt by the Trustee of the following documents and the satisfaction of the other conditions provided in this
Section 3.01, each of which shall be reasonably satisfactory to the Purchaser in form and substance:

          (A)  Representations and Warranties.

          The representations and warranties of each of the RBF Parties and of the Independent Owner in Article 5 of the Note Purchase Agreement (except for Sections 5.13 and 5.14 thereof) and the other Transaction Documents are correct in all material respects and are true and correct as if made on the date hereof.

          (B)  Performance; No Default .

           Each of the RBF Parties and the Independent Owner shall have performed and complied with and shall continue to be in compliance with all agreements and conditions contained in this First Amendment, the Supplemental Indenture, any other Transaction Documents, the Note Purchase Agreement, the Trust Indenture and the other Project Documents, as amended, required to be performed or complied with by the date hereof and no Indenture Default or Indenture Event of Default shall have occurred and be continuing.

          (C)  The Parent .

                (i) The Transaction Documents shall have been executed by all parties thereto and delivered to the Trustee, with a copy to the Purchaser, each of which shall be in full force and effect.

                (ii) The Parent shall have executed and delivered to the Trustee, the Sureties and the Purchaser a letter certifying that since June 30, 1999, there has been no change in the financial condition, operations, business or properties of the Parent and its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

          (D)  Compliance Certificates .

                (i) The Company shall have delivered to the Purchaser, the Sureties and the Trustee an Officer's Certificate dated as of the date hereof certifying that the conditions specified in this
          Article 3 have been fulfilled.

                (ii) The Parent shall have delivered to the Purchaser, the Sureties and the Trustee an Officer's Certificate dated as of the date hereof certifying that the conditions specified in this
          Article 3 with respect to it have been fulfilled.

                (iii) Each of the RBF Parties and the Independent Owner shall have delivered to the Purchaser, the Sureties and the Trustee (a) a certified copy of its certificate of incorporation or articles of association, (b) a certificate of its secretary or an assistant secretary certifying (1) the absence of any amendments to its certificate of incorporation or articles of association since the date of such certified copy, (2) its bylaws, (3) the due adoption or approval by its board of directors of resolutions attached to such certificate relating to the transactions contemplated hereby and (4) the incumbency of each of its officers who has executed any of the Project Documents, and (c) a good standing certificate from its state of incorporation.

                (iv) The Trustee shall have delivered to the Purchaser a certificate of its vice president, secretary or an assistant secretary certifying (a) as to resolutions or other authority to act as Trustee and (b) the incumbency of each of its officers who has executed any of the Project Documents.

          (E)  Opinions of Counsel .

          The Purchaser shall have received an opinion dated as of the date hereof (i) from Gardere Wynne Sewell & Riggs, L.L.P., counsel for the RBF Parties substantially in the form of Exhibit B hereto, (ii) from Arias, Fabrega & Fabrega, Panamanian counsel for the RBF Parties substantially in the form of Exhibit C hereto, (iii) from the general counsel and internal counsel for each of the Sureties substantially in the form of Exhibit D hereto, (iv) from senior internal counsel for the Independent Owner substantially in the form of Exhibit E hereto and (v) from Dewey Ballantine, outside counsel to the Independent Owner, in the form of Exhibit F hereto.

          (F)  Payment of Special Counsel Fees .

           The Company shall have paid on or before the date hereof the reasonable fees, charges and disbursements of special counsel to each of the holders of the Class A1 Notes, Class A2 Notes, Credit Support Parties and Trustees; provided that the holders of the Class A1 Notes shall all use the same counsel, the holders of the Class A2 Notes shall all use the same counsel, the Credit Support Parties shall all use the same counsel and the Trustees shall use the same counsel, and to the extent reflected in a statement of each such counsel rendered to the Company at least one Business Day prior to the date hereof.

          (G)  Proceedings and Documents .

           All corporate and other proceedings in connection with the transactions contemplated by this First Amendment and all other Transaction Documents and instruments incident to such Transaction Documents shall be reasonably satisfactory to the Purchaser and the Purchaser's special counsel, and the Purchaser and the Purchaser's special counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchaser or they may reasonably request.

          (H)  Notes - Rating

           Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") shall have reaffirmed, giving effect to the Transaction Documents, its AA rating of the Class A1 Notes, and Duff & Phelps Credit Rating Co. (together with S&P, the "Rating Agencies") shall have reaffirmed, giving effect to the Transaction Documents, its AA rating of the Class A1 Notes and its BBB+ rating of the Class A2 Notes.

          (I)  Insurance

           The Company shall have delivered to the Purchaser, the Sureties, the Rating Agencies and the Trustee evidence of insurance as required by the First Preferred Ship Mortgage and the Construction Supervisory Agreement, as appropriate.

          (J)  Filing of Mortgage

           The Company shall have delivered to the Purchaser, the Sureties, the Rating Agencies and the Trustee confirmation certificates evidencing the provisional filing of the First Preferred Ship Mortgage with the Public Registry of the Republic of Panama.

          (K)  Documentation

           The Company shall have delivered to the Purchaser, the Sureties, the Rating Agencies and the Trustee evidence that the provisional patente has been issued by the Republic of Panama documenting the Drilling Rig in the name of the Independent Owner.

          (L)  Consent of Liquidity Providers

           The Purchaser shall have received written consent from the liquidity providers (to the extent such consent is required by the Liquidity Documents) to the execution and delivery of this First Amendment, any other document referred to herein or contemplated hereby and any amendment, supplement or novation of any of the Project Documents; with such consent to be in form and substance satisfactory to the Purchasers and their counsel.

                                 ARTICLE 4

      Section 4.01 Amended Agreement . Except as specifically amended above, the Note Purchase Agreement shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment. The Company hereby ratifies and affirms its obligations and continued liability under the Note Purchase Agreement, the Trust Indenture and the Notes.

      Section 4.02 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN CONFLICT OF LAWS RULES THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

      Section 4.03 Counterparts . The parties may sign any number of copies of this First Amendment. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

                         [signature pages follow]

      IN WITNESS WHEREOF, the following parties hereto have caused this First Amendment to be duly executed as of the date first above mentioned, and by such execution, the Purchaser consents, to the extent required by any of the Project Documents, to the amendment of such Project Document in connection with this First Amendment.

                              COMPANY:

                              RBF EXPLORATION CO.

                              By:________________________
                              Name:
                              Title:

                              PURCHASER:

                              VICTORY RECEIVABLES CORPORATION

                              By:________________________
                              Name:
                              Title:


      IN WITNESS WHEREOF, the following parties hereto have caused this First Amendment to be duly executed as of the date first above mentioned, and by such execution, the Purchaser consents, to the extent required by any of the Project Documents, to the amendment of such Project Document in connection with this First Amendment.

                              COMPANY:

                              RBF EXPLORATION CO.

                              By:________________________
                              Name:
                              Title:

                              PURCHASER:

                              ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              By:________________________
                                   Christopher F. Ochs
                                   Authorized Agent

      IN WITNESS WHEREOF, the following parties hereto have caused this First Amendment to be duly executed as of the date first above mentioned, and by such execution, the Purchaser consents, to the extent required by any of the Project Documents, to the amendment of such Project Document in connection with this First Amendment.

                              COMPANY:

                              RBF EXPLORATION CO.

                              By:________________________
                              Name:
                              Title:

                              PURCHASER:

                              FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              By:________________________
                                   Christopher F. Ochs
                                   Authorized Agent


      IN WITNESS WHEREOF, the following parties hereto have caused this First Amendment to be duly executed as of the date first above mentioned, and by such execution, the Purchaser consents, to the extent required by any of the Project Documents, to the amendment of such Project Document in connection with this First Amendment.

                              COMPANY:

                              RBF EXPLORATION CO.

                              By:________________________
                              Name:
                              Title:


                              PURCHASER:

                              PARTHENON RECEIVABLES FUNDING, LLC

                              By:  Parthenon Receivables Funding
                                   Corporation, its sole member

                              By:________________________
                              Name:
                              Title: